SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 31,1995
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                Date of Report (Date of earliest event reported)



                       THE ST. LAWRENCE SEAWAY CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     INDIANA
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                 (State or other jurisdiction of incorporation)



            0-2040                                   35-1038443
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    (Commission File Number)              (IRS Employer Identification No.)



           320 N. Meridian Street
        Suite 818, Indianapolis, IN                          46204
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   (Address of principal executive offices)               (Zip Code)



                                 (317) 639-5292
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On December 31, 1995, The St. Lawrence Corporation (the "Registrant") organized a wholly-owned subsidiary under the name of The St. Lawrence Fund (the "Subsidiary") as a Massachusetts business trust. The Registrant purchased 100,000 shares of beneficial interest in the Subsidiary at $10.00 per share. The Subsidiary has filed a Notification of Registration on Form N-8A under the Investment Company Act of 1940 (the "1940 Act") with the Securities and Exchange Commission and will file a Registration Statement on Form N-2 under the 1940 Act and the Securities Act of 1933, all to register the Subsidiary as a closed-end investment company.


Item 7.  Exhibits.

        99(a)  Declaration of Trust of The St. Lawrence Fund.

        99(b)  Form N-8A.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The St. Lawrence Seaway Corporation



                                       By: /s/Joel M. Greenblatt
                                           Joel M. Greenblatt,
                                           Chairman of the Board